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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K

                                  ------------


              Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934(1)



      Date of Report (Date of earliest event reported): September 16, 2002


                        ALLBRITTON COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)




    Delaware                Commission file number:          74-180-3105
(State or other                    333-02302                (I.R.S. employer
 jurisdiction of                                             identification no.)
 incorporation or
 organization)


                          808 Seventeenth Street, N.W.
                                    Suite 300
                           Washington, D.C. 20006-3910
                    (Address of principal executive offices)


Registrant's telephone number, including area code: 202-789-2130



(1) Pursuant to Section 15(d) of the Securities and Exchange Act of 1934, the Company's duty to file reports is automatically suspended as a result of having fewer than 300 holders of record of each class of its debt securities outstanding as of October 1, 2001, but the Company agreed under the terms of certain long-term debt to continue these filings.


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


Item 2.  Acquisition or Disposition of Assets

In its Form 8-K dated March 5, 2002, Allbritton Communications Company (the Company) reported that it had entered into an Asset Purchase Agreement with ALLNEWSCO, Inc. (Allnewsco). The Company consummated the transaction on September 16, 2002, acquiring substantially all of the assets of Allnewsco in exchange for $20,000,000 in cash and the cancellation of a $20,000,000 note receivable from Allnewsco. The $20,000,000 cash component of the purchase price was drawn under the Company's existing revolving credit facility. The assets acquired consisted primarily of cable affiliation agreements and certain technical equipment and vehicles related to its newsgathering and cable distribution operations.

Allnewsco, incorporated in 1989, provides 24-hour per day basic cable television programming consisting of news and information programming with the primary focus on regional and local news for the Washington, D.C. metropolitan area. Allnewsco has been controlled since its inception by Perpetual Corporation which also controls the Company. Joe L. Allbritton, Chairman of the Executive
Committee of the Board of Directors of the Company, controls Perpetual Corporation.

Consummation of this transaction coincided with the integration of Allnewsco's operations with those of WJLA, the Company's ABC affiliate in the Washington, D.C. market, in a new studio and office facility. The combination of these two operations will allow for certain operational efficiencies, primarily in the areas of newsgathering, administration, finance, operations, promotions and human resources. The creation of the first newsgathering duopoly in the Nation's Capital is expected to be immediately accretive to the Company's operating cash flow (defined as operating income plus depreciation and amortization).

The statements regarding the acquisition of assets of Allnewsco and the effects of the acquisition on the Company contained in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are based on current assumptions and forecasts by the Company's management. The factors that could cause actual results to differ materially include the ability of the Company to realize the expected operational efficiencies and accretion to operating cash flow. Additional information on risks and uncertainties appears in the Company's filings with the U.S. Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended September 30, 2001 and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.


Item 7.  Financial Statements and Exhibits

a.       Financial Statements of ALLNEWSCO, Inc.

         The financial statements required under this Item are not included in this report and will be filed by amendment not later than December 2, 2002.

b.       Pro Forma Financial Information

          Unaudited Pro Forma Condensed Combined Financial Information of the Company relating to the Allnewsco acquisition required under this Item is not included in this report and will be filed by amendment not later than December 2, 2002.

     c.  Exhibits

          See Exhibit Index.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ALLBRITTON COMMUNICATIONS COMPANY

                                                         (Registrant)





       September 30, 2002                          /s/ Stephen P. Gibson
--------------------------------              ----------------------------------
              Date                            Name:  Stephen P. Gibson
                                              Title: Senior Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                  Description of Exhibit                     Page No.
-----------                  ----------------------                     --------
  2.1     Asset  Purchase  Agreement  between   ALLNEWSCO,   Inc.  and      *
          Allbritton  Communications  Company,  dated  as of  March 5,
          2002.  (Incorporated  by  reference  to  Exhibit  2.1 of the
          Company's Report on Form 8-K, No. 333-02302,  dated March 5,
          2002)
  4.1     Indenture dated as of February 6, 1996 between ACC and State      *
          Street Bank and Trust Company, as Trustee, relating to the Debentures. (Incorporated by reference to Exhibit 4.1 of
          Company's Registration Statement on Form S-4, No. 333-02302,
          dated March 12, 1996)
  4.2     Indenture dated as of January 22, 1998 between ACC and State      *
          Street Bank and Trust Company,  as Trustee,  relating to the
          Notes.   (Incorporated   by  reference  to  Exhibit  4.1  of
          Company's Registration Statement on Form S-4, No. 333-45933,
          dated February 9, 1998)
  4.3     Amended and Restated  Revolving Credit Agreement dated as of      *
          March  27,  2001  by  and  among  Allbritton  Communications
          Company, certain financial institutions,  and Fleet National
          Bank, as Agent, and Deutsche Banc Alex. Brown Inc., as Documentation Agent. (Incorporated by reference to Exhibit
          4.4 of the Company's Quarterly Report on Form 10-Q, No. 333-02302, dated May 10, 2001)
  4.4     First Amendment dated as of December 19, 2001 to the Amended      *
          and Restated * Revolving Credit Agreement.  (Incorporated by
          reference to Exhibit 4.5 of the Company's Form 10-K, No. 333-02302, dated December 27, 2001)
  4.5     Second Amendment dated as of May 15, 2002 to the Amended and      *
          Restated   Revolving  Credit  Agreement.   (Incorporated  by
          reference to Exhibit 4.6 of the Company's Quarterly Report on Form 10-Q, No. 333-02302, dated August 14, 2002)

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*Previously filed